SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 27, 2009

_________________

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.

We are filing this Current Report on Form 8-K to demonstrate the effects of our adoption of two new accounting standards, as described below, that became effective for us on December 29, 2008, which was the first day of our fiscal year 2009.  We are providing this information in connection with our forthcoming filing of a Registration Statement on Form S-4, as required by the Registration Rights Agreement dated as of June 5, 2009 by and among Interface, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Wachovia Capital Markets, LLC and BB&T Capital Markets, a division of Scott & Stringfellow, LLC related to our recently completed private offering of $150 million aggregate principal amount of 11 3/8% Senior Secured Notes due 2013 (included as Exhibit 4.3 to our Current Report on Form 8-K filed on June 11, 2009).  Because our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 28, 2008 will be incorporated by reference in the forthcoming Registration Statement, we are making the information regarding the effects of our subsequent adoption of these new accounting standards available in advance of our filing of such Registration Statement pursuant to the requirements of the Securities and Exchange Commission.

Effective December 29, 2008, Interface, Inc. adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51” (“SFAS No. 160”), which resulted in the retrospective reclassification of our prior liability for minority interest to a new noncontrolling interest component of total equity.  Additionally, SFAS No. 160 requires an entity to present net income and consolidated comprehensive income attributable to the parent and the noncontrolling interests separately on the face of the consolidated financial statements.  Also effective on that date, we adopted FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”), which required us to retrospectively adjust the number of shares included in our weighted average share calculations when determining both basic and diluted net income attributable to Interface, Inc. per common share to include unvested share-based payment awards.

              Exhibit 99 to this Current Report on Form 8-K includes the information initially presented under Item 6 (“Selected Financial Data”), Item 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and Item 8 (“Financial Statements and Supplementary Data”) in our Annual Report on Form 10-K, as amended, for the fiscal year ended December 28, 2008 (the “Form 10-K”).  Each such item has been revised in the attached Exhibit 99 to demonstrate the retrospective effects of the adoption of SFAS No. 160 and FSP EITF 03-6-1.

              The information in Exhibit 99 to this Current Report on Form 8-K does not reflect events or developments that occurred after February 26, 2009, and does not modify or update the disclosures in the Form 10-K in any way, other than to demonstrate the retrospective effects of the adoption of SFAS No. 160, and FSP EITF 03-6-1, as described above.  The information in Exhibit 99 to this Current Report on Form 8-K should be read in conjunction with the other unaffected portions of the Form 10-K and any documents filed by the Company under the Securities Exchange Act of 1934, as amended, subsequent to February 26, 2009.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description
23	Consent of BDO Seidman, LLP

99
Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements and Supplementary Data for the year ended December 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Senior Vice President and Chief Financial Officer
Date: July 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of BDO Seidman, LLP

99
Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements and Supplementary Data for the year ended December 28, 2008.